Exhibit 99(a)

news release

---------------AT THE COMPANY---------------
Lynn Afendoulis
Director, Corporate Communications
(616) 365-1502

FOR IMMEDIATE RELEASE
TUESDAY, NOVEMBER 6, 2012

UFPI closes on purchase of Washington-based Nepa Pallet and Container

Purchase expands industrial business; Company’s geographic reach

GRAND RAPIDS, Mich., November 6, 2012 – Universal Forest Products, Inc. (Nasdaq: UFPI) announced the acquisition of the operating assets of Nepa Pallet and Container Co., Inc., a manufacturer of pallets, containers and bins for agricultural and industrial customers. The purchase was completed on Monday, Nov. 5, 2012.

Nepa was purchased by Universal’s subsidiary, UFP Washington, LLC, and will do business as Nepa Pallet and Container. The acquisition allows Universal to expand its industrial business and gain a foothold in the Pacific Northwest, two of the Company’s strategic goals. Nepa has facilities in Snohomish, Yakima and Wenatchee, Wash., and had trailing twelve month sales through September 2012 of $25 million.

“We are pleased to add the operations and people of Nepa to the Universal family of companies, and look forward to many years of growth and success in this market,” said CEO Matthew J. Missad.

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Universal Forest Products, Inc.

UNIVERSAL FOREST PRODUCTS, INC.
Universal Forest Products, Inc. is a holding company that provides capital, management and administrative resources to subsidiaries that design, manufacture and market wood and wood-alternative products for DIY/retail home centers and other retailers, structural lumber and other products for the manufactured housing industry, engineered wood components for the site-built construction market, and specialty wood packaging and components and packing materials for various industries. Universal’s subsidiaries also provide framing services for the site-built market, and forming products for concrete construction. The Company's consumer products subsidiary offers a large portfolio of outdoor living products, including wood composite decking, decorative balusters, post caps and plastic lattice. Its lawn and garden group offers an array of products, such as trellises and arches, to retailers nationwide. Founded in 1955, Universal Forest Products is headquartered in Grand Rapids, Mich., with operations throughout North America. For more about Universal Forest Products, go to www.ufpi.com.

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act, as amended, that are based on management’s beliefs, assumptions, current expectations, estimates, and projections about the markets we serve, the economy, and the company itself. Words like “anticipates,” “believes,” “confident,” “estimates,” “expects,” “forecasts,” “likely,” “plans,” “projects,” “should,” variations of such words, and similar expressions identify such forward-looking statements. These statements do not guarantee future performance and involve certain risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. The Company does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. Actual results could differ materially from those included in such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty.  Among the factors that could cause actual results to differ materially from forward-looking statements are the following:  fluctuations in the price of lumber; adverse or unusual weather conditions; adverse conditions in the markets we serve; government regulations, particularly involving environmental and safety regulations; and our ability to make successful business acquisitions. Certain of these risk factors as well as other risk factors and additional information are included in the Company's reports on Form 10-K and 10-Q on file with the Securities and Exchange Commission.

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